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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   _________

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES AND EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) August 20, 1998
                               (August 10, 1998)

                             THE MACERICH COMPANY
           --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Maryland                       1-12504                   95-4448705
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(State or Other Jurisdiction      (Commission            (IRS Employer
  of Incorporation)             File Number)          Identification No.)



           401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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                   (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (310) 394-6911



                                     N/A
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       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events
         ---------------------------

             On August 10, 1998, Macerich Carmel Limited Partnership, a wholly-owned subsidiary of The Macerich Company (the "Registrant") and Macerich Partnership, L.P., acquired a 100% interest in the Carmel Plaza Shopping Center, a shopping mall containing approximately 115,000 square feet, in an asset sale. The sellers were Carmel Land Company, LLC and Carmel Plaza Associates, LLC ("Sellers"). The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

             The purchase price was approximately $45.5 million in cash, and was determined in good faith, arms length negotiations between Registrant and the Sellers. In negotiating the purchase price the Registrant considered, among other factors, the mall's historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

             The description contained herein of the transaction described above does not purport to be complete.


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 Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits
          ----------------------------------------------
          (a)  Financial statements of Business Acquired*
          (b)  Pro Forma Financial Statements*

* It is impracticable to provide the financial statements and pro forma financial information regarding the acquisition of Carmel Plaza Shopping Center with this filing. The financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on August 20, 1998.


                                            THE MACERICH COMPANY



                                            By:  /s/Thomas E. O'Hern
                                                 -------------------
                                                Thomas E. O'Hern
                                                  Senior Vice President and
                                                Chief Financial Officer


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